Exhibit 99.1
L BRANDS ANNOUNCES CHIEF FINANCIAL OFFICER STUART BURGDOERFER TO RETIRE IN AUGUST 2021

– MARTIN WATERS PROMOTED TO CEO OF VICTORIA’S SECRET –

– RAISES FOURTH QUARTER EARNINGS GUIDANCE –

Columbus, Ohio, Feb. 4, 2021 — L Brands, Inc. (NYSE: LB) announced today that Stuart Burgdoerfer has communicated to the Board of Directors his desire to retire as CFO of L Brands and Interim CEO of the Victoria’s Secret business. Martin Waters, currently CEO of Victoria’s Secret Lingerie, has been promoted to CEO of the Victoria’s Secret business and will assume those responsibilities effective immediately. Waters will report to Andrew Meslow, CEO of L Brands. Burgdoerfer will remain in his CFO role through August 2021. The company has initiated a search for Burgdoerfer’s successor as CFO, which will include both internal and external candidates.

The Board and management remain committed to separating the Victoria’s Secret and Bath & Body Works businesses. At its January meeting, the Board was fully updated by its financial advisors, Goldman Sachs and JPMorgan, and the company is currently targeting August 2021 to complete the separation. All options, including a spin-off of the Victoria’s Secret business into a public company or a private sale of the business, are being evaluated. Burgdoerfer will continue to lead this process in his role as L Brands CFO.

Due to strong January results, the company is raising its earnings guidance for the fourth quarter from $2.70 to $2.80 per share to $2.95 to $3.00 per share. The company expects to report a fourth quarter comparable sales increase of 10 percent, consisting of a 22 percent increase at Bath & Body Works and a 3 percent decrease at Victoria’s Secret. The company will report its fourth quarter earnings results on Feb. 24 and conduct its earnings call at 9 a.m. Eastern on Feb. 25.

“The Board and I are extremely grateful to Stuart for his leadership during his 20-year career at L Brands,” said Sarah Nash, chair of L Brands’ Board of Directors. “In the last 9 months, he has led the turnaround of the Victoria’s Secret business in addition to continuing to lead L Brands’ finance organization as CFO. He will be missed, and we appreciate that he will remain with the business to see us through the planned separation process.”

Meslow said, “Stuart has been an exceptional CFO for the last 14 years and has built an extremely knowledgeable and talented senior finance team. On behalf of the entire company, I’d like to thank him for his dedication, extraordinary efforts and leadership.”

Meslow continued, “Martin Waters is an experienced retail executive who has led our international business for the past 13 years and recently stepped into the role of CEO of Victoria’s Secret Lingerie. He is widely respected both inside and outside of our enterprise, and we are confident he will continue the momentum and progress in the Victoria’s Secret business.”
VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

Burgdoerfer said, “I am grateful to have had the opportunity to work with extraordinary people in every part of the business. The time is right for me to move on to my next chapter. Bath & Body Works and Victoria’s Secret are in very capable hands with a bright future. I am excited to continue to lead the planned separation of the two businesses over the next six months.”

About Martin Waters:
Waters joined L Brands in 2008 as head of the international division and was promoted in November 2020 to CEO of Victoria’s Secret Lingerie. Under his leadership, the international business has expanded from the early phases of incubation to more than 700 stores globally. Prior to his role with L Brands, Waters was managing director for Boots International, Europe’s leading health and beauty retailer. He also has significant experience in strategic planning, merchandising, planning and allocation, brand management, marketing and supply chain operations.

ABOUT L BRANDS:
L Brands, through Victoria’s Secret, PINK and Bath & Body Works, is an international company. The company operates 2,669 company-operated specialty stores in the United States, Canada and Greater China, and its brands are also sold in more than 700 franchised locations worldwide. The company’s products are also available online at www.BathandBodyWorks.com, www.VictoriasSecret.com and www.PINK.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:
•General economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
•divestitures or other dispositions, including any divestiture of Victoria’s Secret and related operations, could negatively impact our business, and contingent liabilities from businesses that we have sold could adversely affect our financial statements;
•the seasonality of our business;
•difficulties arising from turnover in company leadership or other key positions;
•our ability to attract, develop and retain qualified associates and manage labor-related costs;
•liabilities arising from divested businesses;
•the dependence on mall traffic and the availability of suitable store locations on appropriate terms;
•our ability to grow through new store openings and existing store remodels and expansions;
•our ability to successfully expand internationally and related risks;
•our independent franchise, license and wholesale partners;
•our direct channel businesses;
VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

•our ability to protect our reputation and our brand images;
•our ability to attract customers with marketing, advertising and promotional programs;
•our ability to protect our trade names, trademarks and patents;
•the highly competitive nature of the retail industry and the segments in which we operate;
•consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;
•our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
•political instability, environmental hazards or natural disasters;
•significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;
•duties, taxes and other charges;
•legal and regulatory matters;
•volatility in currency exchange rates;
•local business practices and political issues;
•potential delays or disruptions in shipping and transportation and related pricing impacts;
•disruption due to labor disputes; and
•changing expectations regarding product safety due to new legislation;
•our geographic concentration of vendor and distribution facilities in central Ohio;
•fluctuations in foreign currency exchange rates;
•stock price volatility;
•our ability to pay dividends and related effects;
•our ability to maintain our credit rating;
•our ability to service or refinance our debt;
•shareholder activism matters;
•the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
•fluctuations in product input costs;
•our ability to adequately protect our assets from loss and theft;
•fluctuations in energy costs;
•increases in the costs of mailing, paper and printing;
•claims arising from our self-insurance;
•our ability to implement and maintain information technology systems and to protect associated data;
•our ability to maintain the security of customer, associate, third-party or company information;
•our ability to comply with laws and regulations or other obligations related to data privacy and security;
•our ability to comply with regulatory requirements;
•legal and compliance matters; and
•tax, trade and other regulatory matters.

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Brooke Wilson
(614) 415-6704	(614) 415-6042
apreston@lb.com	communications@lb.com

VICTORIA'S SECRET / PINK / BATH & BODY WORKS
Three Limited Parkway Columbus, OH 43230 www.LB.com